UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2015 (September 3, 2015)
Vanguard Natural Resources, LLC
(Exact name of registrant specified in its charter)

Delaware	001-33756	61-1521161
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

5847 San Felipe, Suite 3000
Houston, TX 77057
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 3, 2015, Vanguard Natural Resources, LLC (“Vanguard”) filed with the Securities and Exchange Commission (the “SEC”) a joint proxy statement/prospectus pursuant to the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including Section 14(a) thereof, in conjunction with its proposed merger transaction with Eagle Rock Energy Partners, L.P. This document, which was automatically incorporated by reference into the Registration Statement on Form S-3 (File No. 333-202064) of Vanguard, filed with the SEC on February 13, 2015, contains PricewaterhouseCoopers LLP ‘s report dated March 4, 2015 relating to the consolidated financial statements, and the effectiveness of internal control over financial reporting, which appears in LRR Energy, L.P.’s Annual Report on Form 10-K for the year ended December 31, 2014.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

Dated: September 4, 2015	By:	/s/ Richard A. Robert
		Name:	Richard A. Robert
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.